<PAGE1>
                                                           Exhibit 16

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

April 13, 2000

Dear Sir/Madam:

We have read Item 4 included in the Form 8-K dated April 14, 2000 of GulfMark Offshore, Inc. to be filed with the Securities and Exchange Commission and are in agreement with the statements contained in paragraphs (b), (c), (d) and
(f). Since paragraphs (a) and (e) constitute representations of GulfMark Offshore, Inc. management, we are not in a position to agree or disagree with the statements contained therein.

Very truly yours,

Arthur Andersen LLP








Copy to:
Mr. Edward A. Guthrie, Executive Vice President
    and Chief Financial Officer
GulfMark Offshore, Inc.
























                                  1
Error! Reference source not found.
Error! Reference source not found.
Page 2 of 1